UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 24, 2024 (May 23, 2024)

TARGET HOSPITALITY CORP.
(Exact Name of Registrant as Specified in Its Charter)

001-38343
(Commission File Number)

Delaware	98-1378631
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

9320 LAKESIDE BLVD., SUITE 300
THE WOODLANDS, Texas 77381
(Address of principal executive offices, including zip code)

(832) 709-2563
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
THCommon stock, par value $0.0001 per share	TH	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 23, 2024, Target Hospitality Corp. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on four proposals and cast their votes as follows:

Proposal 1: Election of Directors

The stockholders voted for management’s nominees for election as directors to serve for a term that shall expire at the 2025 Annual Meeting of Stockholders. The results of the vote taken were as follows:

Nominee	For	Withheld	Broker Non-Votes	Percentage of Total Voted For
James B. Archer	90,254,313	56,485	5,139,347	99.94%
John C. Dorman	89,398,461	912,337	5,139,347	98.99%
Alex Hernandez	90,247,961	62,837	5,139,347	99.93%
Martin L. Jimmerson	90,253,802	56,996	5,139,347	99.94%
Linda Medler	90,152,360	158,438	5,139,347	99.82%
Pamela H. Patenaude	90,031,261	279,537	5,139,347	99.69%
Stephen Robertson	86,452,946	3,857,852	5,139,347	95.73%

A plurality of the votes cast were voted in favor of the proposal, and therefore the appointment of the directors has been ratified by the stockholders.

Proposal 2: Ratification of Appointment of Independent Auditor

The stockholders ratified the selection, by the audit committee of the Board, of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the vote taken were as follows:

For	Against	Abstentions	Percentage of Total Voted For
93,747,216	7,512	1,695,417	99.99%

A majority of the votes cast were voted in favor of the proposal, and therefore the appointment of auditors has been ratified by the stockholders.

Proposal 3: Advisory Vote on the Compensation of the Company’s Named Executive Officers (Say-on-Pay)

The stockholders approved, on an advisory and non-binding basis, the compensation of the named executive officers of the Company. The results of the vote taken were as follows:

For	Against	Abstentions	Broker Non-Vote	Percentage of Total Voted For
89,177,146	1,123,287	10,365	5,139,347	98.75%

A majority of the votes cast were voted in favor of the proposal, and therefore stockholders approved (on a non-binding basis) the compensation of the Company’s named executive officers.

Proposal 4: Determination of the Frequency of the Advisory Vote on the Compensation of the Company’s Named Executive Officers (Say-on-Pay Frequency)

The stockholders approved, on an advisory and non-binding basis, “Every Year” as the frequency on how often the Company will conduct a stockholder advisory vote on executive compensation. The results of the vote taken were as follows:

1 Year	2 Years	3 Years	Abstain
90,120,835	5,946	154,721	29,296

As disclosed above, a majority of the votes cast on Proposal 4 voted, on an advisory basis, to hold an advisory stockholder vote on executive compensation every year. In view of these voting results and in accordance with the Board’s recommendation, the Board has determined that an advisory vote on executive compensation will be submitted to stockholders every year until the next required advisory vote on the frequency of stockholder votes on executive compensation.
2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Target Hospitality Corp.

	By:	/s/ Heidi D. Lewis
Dated: May 24, 2024		Name: Heidi D. Lewis
Title: Executive Vice President, General Counsel and Secretary

3